Exhibit 10.9

PREPARED BY AND UPON RECORDATION RETURN TO:

Locke Lord LLP

2800 Financial Plaza

Providence, Rhode Island 02903

Attention: Gail E. McCann, Esq.

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made as of May 20, 2015, by BR-TBR WHETSTONE OWNER, LLC, a Delaware limited liability company ("Assignor") with an address at 1575 Northside Drive, Building 100, Suite 200, Atlanta, GA 30318, for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("Lender") whose address is 225 Franklin Street, 18th Floor, Boston, MA 02110.

Assignor is obligated to Lender (collectively the "Obligations") under a Promissory Note (as amended, restated, renewed or modified from time to time, the "Note") dated on or about the date hereof, in the amount of $25,147,500.00, made by Assignor payable to Lender, a Loan Agreement dated on or about the date hereof by and between Assignor and Lender (as amended, restated, renewed or modified from time to time, the "Loan Agreement"), this Assignment, and other loan documents as defined in the Loan Agreement (the "Loan Documents"), and all other indebtedness of Assignor to Lender whenever borrowed or incurred, and any renewals, extensions, novations, or modifications of the foregoing. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents.

1.          Assignment of Collateral.

(a)        For value received, Assignor does hereby grant, transfer, assign and deliver to Lender presently, absolutely, and unconditionally all of Assignor's right, title and interest in and to the following "Collateral":

(i)         all general intangibles, all rights and benefits of whatsoever nature derived or to be derived by Assignor under and by virtue of the lessor's interest, whether now owned or hereinafter acquired in all leases, subleases, licenses, concessions, tenancies, and all other agreements for the purchase, use, occupancy, or possession of all or any part of the Property (as defined below), together with any and all security deposits, down payments, escrow account deposits, and the like, made thereunder, all extensions, amendments, modifications, renewals and replacements of any thereof, and any guaranties of the lessees, sub-lessees, licensees, concessionaires, tenants, occupants, users, or purchasers (hereinafter collectively called the "Lessees") obligations under any thereof (said leases, subleases, licenses, concessions, tenancies and other agreements for purchase, use, occupancy, or possession of the Property described on Exhibit A attached hereto ("Property"), now existing and hereafter executed, together with all such extensions, amendments, modifications, renewals, replacements and guaranties, being hereinafter collectively referred to as the "Leases", and individually referred to as a "Lease");

(ii)         all of the rents, income, revenues, royalties, issues, profits, proceeds, insurance proceeds, condemnation awards, and any other benefits at any time occurring now or hereafter accruing or owing from the Leases, or otherwise derived from the Property including, without limitation, all amounts payable by any party thereto on account of maintenance, repairs, taxes, insurance, and common area or other charges and all amounts paid in cancellation of Leases (hereinafter collectively referred to as the "Rentals"); and

(iii)        all proceeds of all of the foregoing described Collateral, including without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, proceeds of insurance policies, condemnation awards, or resulting from the sale, hypothecation or transfer of any of the Collateral and all products, renewals, assessions and additions to any of the Collateral.

(b)        All of the foregoing described Collateral is being hereby granted, transferred and assigned absolutely and secures the Secured Obligations (as defined in the Deed of Trust defined below).

2.          Assignor warrants and represents that:

(a)         Assignor has not previously assigned, pledged, mortgaged, or encumbered all or any part of the Collateral assigned herein except for Permitted Encumbrances (as defined in the Deed of Trust), and any Lease presently existing with respect to the Property (if any) shall be, at the Lender's election, subordinate to the lien of the Deed of Trust, Assignment of Rents, Security Agreement And Fixture Filing Securing Future Advances of even date herewith from the Assignor for the benefit of Lender ("Deed of Trust").

(b)        Assignor has not performed any act or executed any instrument and is not bound by any law, indenture, or agreement which might prevent Lender from operating under any of the terms and conditions hereof, or which would limit Lender in such operation.

(c)        Assignor is the sole owner of the lessor's entire interest in the Leases and all other Collateral, and has the full right to assign the Collateral, that there has been no previous assignment of the Collateral, or any part thereof, except to Lender, and that Assignor has not committed or permitted any act or event to occur that would prevent Lender from or limit Lender in operating under any of the provisions of this Assignment.

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3.          Indemnification. Assignor hereby indemnifies Lender, its successors and assigns, against, and agrees to protect, save and keep harmless each thereof from, any and all liabilities, obligations, charges, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including without limitation, court costs, reasonable legal fees and expenses through all trial, appellate and administrative levels and all bankruptcy and post judgment proceedings (all of which are hereinafter referred to collectively as the "Expenses"), of whatsoever kind and nature, imposed on, incurred by or asserted against any such indemnified party, in any way relating to, arising out of, or in connection with any of the foregoing representations, warranties, and covenants of Assignor herein set forth.

4.          Use of Collateral.

(a)         This Assignment is intended to be and shall constitute an unconditional, absolute and present assignment from Assignor to Lender of all of Assignor's right, title and interest in and to the Leases and Rentals (subject to the terms and conditions hereof), and not an assignment in the nature of a pledge of such Leases and Rentals or the mere grant of a security interest therein. Notwithstanding that this Assignment constitutes a present and absolute assignment, and as long as there exists no Event of Default, and so long as Assignor fully and faithfully performs all of the obligations, covenants and agreements herein contained, the Assignor shall have a conditional license:

(i)            to collect, but not prior to accrual, all Rentals and other sums owing with respect to the Leases or arising with respect to the Property, in trust for Lender, and to use the same for the payment of real estate taxes, assessments, levies and governmental charges against the Property, insurance premiums which Assignor is required to pay under any Lease, all other sums costs and expenses which Assignor is required to pay under and pursuant to any Lease, normal Property operating expenses, and the indebtedness secured hereby as and when due, before using said Rentals and other sums for any other purpose, all to the extent required by and in accordance with the Loan Agreement;

(ii)         to operate and manage the Property;

(iii)        to prosecute or defend any suits in connection with the Property or the Collateral in order to enforce the Leases;

(iv)        to make such repairs to the Property as may be necessary or advisable; or

(v)         to take any and all other actions necessary to protect the Property and the Collateral.

provided, however, that all actions taken pursuant to (i) through (v) preceding shall be in compliance with, and not prohibited by, any provision of this Assignment and the Loan Agreement.

5.      Event of Default.

(a)        As used herein, the term "Event of Default" shall have the same meaning as is given to such term in the Deed of Trust.

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(b)         Upon occurrence of an Event of Default (and thereafter during the continuance thereof), the license granted to Assignor herein shall be immediately and automatically revoked without further notice to or demand upon Assignor, and Lender, without in any way waiving such Event of Default, may, at its option, without notice and without regard to the adequacy of the security for the said principal sum, interest, and indebtedness secured hereby and by the Deed of Trust, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Collateral and have, hold, manage, lease, and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Collateral in its own name, sue for, or otherwise collect and receive all Rentals and profits of the Property, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs, and replacements thereto or thereof and to insure the Property as may be deemed proper by Lender. Lender shall not be responsible for diligence in collecting any moneys as contemplated herein, but shall be accountable only for sums actually received.

(c)         Assignor understands and agrees that Lender, in the exercise of the rights, interests, and powers conferred upon it by this Assignment, shall have full power to use and apply the Rentals and profits of the Property to the payment of or on account of the following, in such order as Lender may determine:

(i)          To the payment of the operating expenses of the Property, including the cost of management and leasing thereof (which shall include reasonable compensation to Lender and its agent or agents, lease commissions, and other compensation and expenses of seeking and procuring tenants and entering into leases), and premiums of insurance on the Property;

(ii)         To the payment of taxes and special assessments now due or which may hereafter become due on the Collateral;

(iii)        To the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Property, and of placing the Property in such condition as will, in the judgment of Lender, make it readily rentable; and

(iv)        To the payment of any indebtedness secured by this Assignment. If any Event of Default shall occur, then Lender may, at its option, declare all sums secured hereby immediately due and payable.

(d)        If Lender shall waive any of its powers or rights hereunder or any Event of Default by Assignor, such waiver shall not be deemed to waive any of Lender's powers or rights on any future occasion. Delay or failure by Lender to exercise or claim, in whole or in part, any such power or right shall not be deemed a waiver of such power or right; no single or partial exercise of any right or power hereunder shall preclude any other or further exercise of Lender's rights or powers. The rights and remedies hereunder expressly specified are in addition to, but not exclusive of, the rights and remedies of Lender under applicable law.

6.          Rights of Lender. The rights and remedies of Lender under this Assignment are not in lieu of but are in addition to all other rights or remedies which Lender has under the Deed of Trust and any other Loan Document. This Assignment shall run with the land and be good and valid as against Assignor and those claiming by, under or through Assignor, from the date of recording of this Assignment. This Assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce the Deed of Trust. In the event of a foreclosure sale which results in a deficiency, this Assignment shall stand as security during any redemption period for the payment of such deficiency. This Assignment does not and shall not be construed as obligating Lender to perform any of the covenants or undertakings required to be performed by Assignor as landlord in, under or pursuant to any Leases.

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7.          Miscellaneous.

(a)         If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity of the other terms hereof shall be in no way affected thereby. Lender shall be entitled to all rights and remedies available at law, in equity or under any statute, either now available or available at the time of exercise thereof, even though such rights and remedies were not available on the date first above written.

(b)        The terms, covenants and conditions of this Assignment shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties.

(c)        This present Assignment is absolute and unconditional. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Deed of Trust. Lender shall not be required to resort first to the security of this Assignment, or of the Deed of Trust, before resorting to the security of any other of such security documents, and Lender may exercise the security hereof and of the Deed of Trust concurrently or independently and in any order or preference.

(d)        All notices, demands, or documents which are required or permitted to be given or served upon Assignor or Lender when given, shall be deemed given or served upon Assignor or Lender when given, as provided in the Loan Agreement.

(e)         Upon the payment in full of all indebtedness secured hereby, as evidenced by the full release of the Secured Obligations, this Assignment shall become and be void and of no effect.

(f)         This Assignment and the interpretation and enforcement thereof, will be governed and construed in accordance with the laws of the State of North Carolina, except where specifically preempted by federal law.

(g)        This Assignment may be executed in several counterparts and all so executed shall constitute one agreement binding on all of the parties, notwithstanding that all of the parties have not signed the original or the same counterpart. A facsimile or other reproduction of a signature of a party to this Assignment of Rents shall bind such party to the same extent as the manual signature of such party.

(h)        ASSIGNOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS ASSIGNMENT, THE LOAN AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF ASSIGNOR OR LENDER. ASSIGNOR AND LENDER EACH ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS ASSIGNMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. ASSIGNOR AND LENDER EACH FURTHER ACKNOWLEDGE THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, ENTER INTO THIS ASSIGNMENT AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

(The next page is the signature page.)

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IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

Assignor:

BR-TBR WHETSTONE OWNER, LLC, a Delaware limited liability company

By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document for the purpose stated herein and in the capacity indicated: Jordan Ruddy as the Authorized Signatory of BR-TBR WHETSTONE OWNER, LLC.

Today’s Date: May 15, 2015	/s/ Dale Pozzi
[Notary’s signature as name appears on seal]

/s/ Dale Pozzi
[Notary’s printed name as name appears on seal]

My commission expires: _________________, 20___

DALE POZZI

NOTARY PUBLIC-STATE OF NEW YORK

No. 01PO6275397

Qualified in New York County

My Commission Expires January 28, 2017

[Affix Notary Seal in Space Above]

[Signature Page to Assignment of Leases and Rents Whetstone Apartments]

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EXHIBIT A

PROPERTY DESCRIPTION

FEE TRACT

All of the following land, with the buildings and improvements thereon, lying and being situate in Durham County, North Carolina, and being more particularly described as follows:

BEING all of that certain parcel containing approximately 2.0994 acres as shown on a map entitled "Exempt Final Recombination Plat 300 Jackson Street & 501 Willard St" recorded in Plat Book 192, Page 3, Durham County Registry which is more fully described as:

Beginning at a PK nail on the eastern right of way of Willard Street; thence with a curve turning to the right with an arc length of 31.04', with a radius of 20.00', with a chord bearing of N 45°11 ' 41" E, with a chord length of 28.02' to an existing iron pipe; thence N 89°41'27" E a distance of 185.08' to an existing iron pipe; thence with a curve turning to the right with an arc length of 114.62', with a radius of 190.37', with a chord bearing of S 73°14'22" E, with a chord length of 112.90' to an existing iron pipe; thence S 59°12'33" E a distance of 111.39' to an existing iron pipe; thence S 30°47'27" W a distance of 90.76' to an existing iron pipe; thence S 27°33'27" W a distance of 158.72' to an existing iron pipe; thence N 59°12'33"W a distance of 113.65' to an existing iron pipe; thence N 89°21'33"W a distance of 193.78' to an existing iron pipe; thence N 00°38'27"E a distance of 227.18' to an existing iron pipe; which is the point of Beginning, having an area of 91,449.07 square feet or 2.099 acres as shown on plat prepared by Coulter Jewell Thames PA recorded in the Durham County Registry in Book 192 Page 3.

EASEMENT TRACT

TOGETHER WITH easements contained or conveyed in that certain Temporary Easement Agreement by and between BR-TBR Whetstone Owner, LLC, TriBridge Residential, LLC, University Ford, Inc., and University Properties of N.C., L.L.C. being recorded in Durham County Registry prior to the Deed of Trust from BR-TBR Whetstone Owner, LLC to KeyBank National Association.

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